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                                                                   EXHIBIT 99.3

              CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB of WinWin Gaming, Inc. (the "Company") for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and President, and the Treasurer and principal financial officer of the Company hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of WinWin Gaming, Inc.

Dated: April 14, 2003


                                 By:  /s/ Benjamin Perry
                                      ------------------------------------------
                                      Benjamin Perry,
                                      Chief Executive Office

                                 By:  /s/ Patrick O. Rogers
                                      ------------------------------------------
                                      Patrick O. Rogers
                                      President, Treasurer, Secretary and
                                      Principal Financial and Accounting Officer